Exhibit 99.5

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT (this “Intercreditor Agreement”), dated as of March 31, 2014, among Khosla Ventures III LP, in its capacity as administrative agent under the 2013 Purchase Agreement (defined below) (the “2013 Agent”) and KFT Trust, Vinod Khosla, Trustee, as administrative agent under the 2014 Purchase Agreement (the “2014 Agent”), Kior, Inc., a Delaware corporation, (the “Borrower”), and the other credit parties named on the signature pages of this Intercreditor Agreement (together with the Borrower, the “Credit Parties”).

WHEREAS, pursuant to a Senior Secured Convertible Note Purchase Agreement dated as of October 18, 2013 (as amended and in effect from time to time, including any replacement agreement or agreements therefor, the “2013 Purchase Agreement”), among the Borrower, certain subsidiaries of the Borrower, the 2013 Agent and the “Purchasers” party thereto, the Purchasers thereunder have agreed, upon the terms and subject to the conditions contained therein, to purchase convertible notes and shares from the Credit Parties; and

WHEREAS, pursuant to a Senior Secured Promissory Note and Warrant Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, including any replacement agreement or agreements therefor, the “2014 Purchase Agreement”), among the Borrower, certain subsidiaries of the Borrower, the 2014 Agent and the “Purchasers” party thereto, the Purchasers thereunder have agreed, upon the terms and subject to the conditions contained therein, to purchase notes and warrants from the Credit Parties; and

WHEREAS, it is a condition precedent to the willingness of the purchasers under the 2014 Purchase Agreement to extend credit to the Credit Parties pursuant to the 2014 Purchase Agreement that the Credit Parties and the 2013 Agent join this Intercreditor Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Terms not otherwise defined herein have the same respective meanings given to them in the 2014 Purchase Agreement. In addition, the following terms shall have the following meanings:

2013 Debt. At any time, as reasonably calculated by the 2013 Agent at such time, all obligations of the Credit Parties under the 2013 Purchase Agreement at such time. 2013 Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against any Credit Party of any petition under any Insolvency Law, regardless of whether the Agent’s claim therefor is allowed or allowable in the Insolvency Proceeding.

2013 Loan Documents. The “Transaction Documents,” as such term is defined in the 2013 Purchase Agreement.

2013 Loan Termination Date. The first date on which the 2013 Agent and the purchasers under the 2013 Loan Documents have received payment in full in cash of all of the 2013 Debt.

2013 Purchasers. The “Purchasers” under the 2013 Purchase Agreement.

2014 Debt. At any time, as reasonably calculated by the 2014 Agent at such time, all obligations of the Credit Parties under the 2014 Purchase Agreement at such time. 2014 Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against any Credit Party of any petition under any Insolvency Law, regardless of whether the 2014 Agent’s claim therefor is allowed or allowable in the Insolvency Proceeding.

2014 Loan Documents. The “Transaction Documents,” as such term is defined in the 2014 Purchase Agreement.

2014 Loan Termination Date. The first date on which the 2014 Agent and the purchasers under the 2014 Loan Documents have received payment in full in cash of all of the 2014 Debt.

2014 Purchasers. The “Purchasers” under the 2014 Purchase Agreement.

Collateral. All assets and properties of any kind whatsoever of any Credit Party that is at any time subject to a Lien in favor of the 2013 Agent, the 2014 Agent, the 2013 Purchasers or the 2014 Purchasers.

Insolvency Laws. (a) The U.S. Bankruptcy Code, (b) any successor to such statute, (c) any statute dealing with the reorganization or liquidation of debtors, and (d) any other applicable insolvency or other similar law of any jurisdiction including, without limitation, any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it.

Insolvency Proceeding. (a) Any case or proceeding commenced by or against any Person under any provision of any Insolvency Laws, or (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any of its assets, or (c) any proceeding for liquidation, dissolution or other winding up of the business of such Person, or (d) any assignment for the benefit of creditors or any marshalling of assets of such Person.

Lien Enforcement Action. (a) Any action by the 2014 Agent, the 2013 Agent, or any purchaser under the 2013 Purchase Agreement or the 2014 Purchase Agreement to foreclose on the Lien of such Person in any Collateral, (b) any action, as part of an exercise of rights or remedies, by the 2014 Agent, the 2013 Agent, or any purchaser under the 2013 Purchase Agreement or the 2014 Purchase Agreement to take possession of, exercise exclusive or partial control over, sell or otherwise realize (judicially or non-judicially) upon any Collateral (including, without limitation, by setoff or notification of account debtors or other Persons obligated on Collateral), and/or (c) the commencement by the 2013 Agent, the 2014 Agent or any purchaser under the 2013 Purchase Agreement or the 2014 Purchase Agreement of any legal proceedings against any Credit Party or with respect to any Collateral to facilitate the actions described in (a) and (b) above; provided that, for the avoidance of doubt but without limitation, none of the following shall constitute a Lien Enforcement Action: (i) declaring a default or event of default under the 2013 Purchase Agreement or the 2014 Purchase Agreement or making demand for payment or accelerating the maturity of any 2013 Debt or 2014 Debt or (ii) the receipt of payments of principal of or interest on the 2013 Debt or 2014 Debt or payments of other obligations arising under the 2013 Purchase Agreement or the 2014 Purchase Agreement and the documents executed in connection therewith, except as otherwise expressly set forth in this Intercreditor Agreement.

Pari Passu Lenders. The 2013 Purchasers and the 2014 Purchasers. Each such party shall be referred to as a “Pari Passu Lender.”

2. Security Interests; Priorities.

2.1. Acknowledgement of Liens.

(a) Subject to the provisions of this Intercreditor Agreement, the 2013 Agent and the 2013 Purchasers hereby acknowledges that the 2014 Agent and the 2014 Purchasers have been granted Liens upon the Collateral pursuant to the 2014 Loan Documents to secure the 2014 Debt, and further acknowledges and agrees that the 2014 Debt is entitled to be secured by the Collateral on an equal priority basis with the 2013 Debt.

(b) Subject to the provisions of this Intercreditor Agreement, the 2014 Agent and the 2014 Purchasers hereby acknowledges that the 2013 Agent and the 2013 Purchasers have been granted Liens upon the Collateral pursuant to the 2013 Loan Documents to secure the 2013 Debt, and further acknowledges and agrees that the 2013 Debt is entitled to be secured by the Collateral on an equal priority basis with the 2014 Debt.

2.2. Application of Collateral Proceeds. All proceeds of the Collateral received or collected by the Agent or any Pari Passu Lender in connection with a Lien Enforcement Action, and any other payments received or collected by the Agent or any Pari Passu Lender, shall be applied pro rata to the payment of the 2013 Debt and the 2014 Debt, and to the payment of interest, costs, fees, expenses and indemnities constituting such debt, in each case, to the extent then due and payable.

2.3. Further Assurances; Conflicting Agreements. Each Pari Passu Lender hereby agrees, upon request of any other Pari Passu Lender at any time and from time to time, to execute such other documents or instruments as may be requested by such other Pari Passu Lender further to evidence of public record or otherwise the pari passu ranking of the Liens on the Collateral securing the 2013 Debt and the 2014 Debt, as contemplated hereby. In the event of a conflict between the terms of this Agreement and the Amended and Restated Subordination Agreement of even date herewith by and among the 2013 Agent, the 2014 Agent, the Borrower and 153873 Alberta Ltd., as Second Lien Agent, dated as of the date hereof, the terms of this Agreement will govern as between the 2013 Agent and the 2014 Agent.

2.4. Books and Records. Each Pari Passu Lender hereby further agrees to maintain on its books and records such notations as any other Pari Passu Lender may reasonably request to reflect the pari passu ranking of Liens contemplated hereby and to perfect or preserve the rights of such other Pari Passu Lender hereunder.

2.5. Lien Validity. The equal priority provisions contained herein relate solely to the priority of Liens granted to each Pari Passu Lender by the Credit Parties. It is the responsibility of each Pari Passu Lender to ensure the validity, perfection and enforceability of the Liens granted by the Credit Parties to such Pari Passu Lender. Except as expressly set forth herein, each Pari Passu Lender shall have no duties to any other Pari Passu Lender with respect to the Collateral. Each Pari Passu Lender agrees that it will not contest the validity, perfection, priority or enforceability of the claims of any other Pari Passu Lender or the Liens upon the Collateral in favor of such other Pari Passu Lender.

2.6. Not Debt Subordination. Nothing in this Intercreditor Agreement shall be deemed to prioritize or otherwise rank the right of any Pari Passu Lender to receive payment from a source other than the Collateral (whether before or after the occurrence of any default, event of default or Insolvency Proceeding). The 2013 Agent, the 2014 Agent, and the Pari Passu Lenders agree that payment of the 2013 Debt and the 2014 Debt shall be pari passu.

2.7. Access to Collateral. Each Pari Passu Lender hereby agrees not to interfere with the right of any other Pari Passu Lender to visit and inspect the properties of the Credit Parties and to conduct examinations and verifications of the Collateral.

3. Obligations of the Credit Parties.

3.1. Obligations. Nothing contained herein shall impair as between the Credit Parties and each Pari Passu Lender the obligation of the Credit Parties to pay to such Pari Passu Lender all amounts payable in respect of the 2013 Debt and the 2014 Debt, as applicable, as and when the same shall become due and payable in accordance with the terms of the agreement governing such debt, subject to the rights of each other Pari Passu Lender hereunder. Nothing in this Intercreditor Agreement shall have any effect on the right of each Pari Passu Lender to accelerate the maturity date of the 2013 Debt or the 2014 Debt, as applicable, pursuant to the terms of the 2013 Purchase Agreement or the 2014 Purchase Agreement as applicable, or to exercise all other rights, powers and remedies otherwise permitted by applicable law or under the 2013 Purchase Agreement or the 2014 Purchase Agreement or this Intercreditor Agreement.

4. Collateral.

4.1. Payments Held in Trust.

(a) Until the 2013 Loan Termination Date, the 2013 Agent and the 2013 Purchasers will hold in trust and immediately pay over to the 2014 Agent for application in accordance with Section 2.2 hereof, in the same form of payment received, with appropriate endorsements, any amounts that the 2013 Agent or any 2013 Purchaser receives constituting proceeds of the Collateral that such person is not entitled to apply to the 2013 Debt, pursuant to the provisions hereof.

(b) Until the 2014 Loan Termination Date, the 2014 Agent and the 2014 Purchasers will hold in trust and immediately pay over to the 2013 Agent for application in accordance with Section 2.2 hereof, in the same form of payment received, with appropriate endorsements, any amounts that the 2014 Agent and any 2014 Purchaser receives constituting proceeds of the Collateral that such person is not entitled to apply to the 2014 Debt, pursuant to the provisions hereof.

4.2. Appointment of Other Pari Passu Lenders as Agent. Each Pari Passu Lender hereby appoints the 2013 Agent and the 2014 Agent and each other Pari Passu Lender as its agent to perfect by possession or control its Lien in the Collateral (a) which Lien is capable of being perfected by possession or control and (b) that is, at any time, delivered to and in the possession, or is under the control of such other Pari Passu Lender. Each Pari Passu Lender acknowledges that it holds such Collateral for the benefit of itself and each other Pari Passu Lender upon and subject to the terms contained in this Intercreditor Agreement.

5. Lenders’ Freedom of Dealing. Each Pari Passu Lender hereby agrees that each other Pari Passu Lender may agree with the Credit Parties to modify the terms of the 2013 Debt or the 2014 Debt, as applicable, and that such other Pari Passu Lender may grant extensions of the time of payment or performance to and make compromises, including releases of Collateral or guaranties, and settlements with the Credit Parties. No Pari Passu Lender shall have any duty to any other Pari Passu Lender to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under the 2013 Purchase Agreement or the 2014 Purchase Agreement, regardless of any knowledge thereof that such Pari Passu Lender may have or be charged with.

6. Sale of the Debt. Each Pari Passu Lender hereby agrees that it will not sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of the 2013 Debt or the 2014 Debt, as applicable, to any person other than a person who agrees in writing to become a party hereto and to succeed to the rights and to be bound by all of the obligations of each Pari Passu Lender hereunder.

7. Bankruptcy Matters.

7.1. Insolvency. This Intercreditor Agreement and the priorities provided for herein shall be applicable with respect to all Liens obtained by the 2013 Agent, the 2014 Agent, the 2013 Purchasers or the 2014 Purchasers (whether obtained before or after the filing of any petition by or against any Credit Party under applicable Insolvency Laws and all converted or succeeding cases in respect thereof). The relative rights of the 2013 Agent, the 2014 Agent, the 2013 Purchasers and the 2014 Purchasers in or to any distributions from or in respect of any Collateral or proceeds of Collateral shall continue after the filing of any such Insolvency Proceeding on the same basis as prior to the commencement of any such Insolvency Proceeding.

7.2. Voting. In any such Insolvency Proceeding, no Pari Passu Lender shall vote with respect to any plan or take any other action in any way so as to contest (a) the validity of the 2013 Debt or the 2014 Debt, (b) the relative rights and duties of any holders of the 2013 Debt or the 2014 Debt, or (c) such Pari Passu Lender’s obligations and agreements set forth in this Intercreditor Agreement.

8. Credit Parties’ Obligations Absolute. Nothing contained in this Intercreditor Agreement shall impair, as between the Credit Parties and each Pari Passu Lender, the obligation of the Credit Parties to pay to each such Pari Passu Lender all amounts payable in respect of the 2013 Debt or the 2014 Debt, as and when the same shall become due and payable in accordance with the terms thereof, or prevent any Pari Passu Lender (except as expressly otherwise provided in Section 2 hereof) from exercising all rights, powers and remedies otherwise permitted by the 2013 Loan Documents or the 2014 Loan Documents, as applicable, and by applicable law upon a default in the payment or performance of its obligations in relation to the 2013 Debt or the 2014 Debt, as applicable, all, however, subject to the rights of each other Pari Passu Lender as set forth in this Intercreditor Agreement.

9. Governing Law; Waiver of Jury Trial. This Intercreditor Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles. Each Pari Passu Lender submits to the exclusive jurisdiction of the state and federal courts located in New York, New York in any action, suit, or proceeding of any kind, against it which arises out of or by reason of this Intercreditor Agreement. EACH OF THE PARI PASSU LENDERS WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS INTERCREDITOR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

9. Miscellaneous. This Intercreditor Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Intercreditor Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. Each Pari Passu Lender may, in its sole and absolute discretion, waive any provisions of this Intercreditor Agreement benefiting such Pari Passu Lender; provided, however, that such waiver shall be effective only if in writing and signed by such Pari Passu Lender and shall be limited to the specific provision or provisions expressly so waived. This Intercreditor Agreement shall be binding upon the successors and assigns of each Pari Passu Lender and the Credit Parties and shall inure to the benefit of the Pari Passu Lenders, and their respective successors and assigns, any lender or lenders refunding or refinancing any of the 2013 Debt or the 2014 Debt and their respective successors and assigns, but shall not otherwise create any rights or benefits for any third party. In the event of any inconsistency or conflict between (A) the 2013 Purchase Agreement or the 2014 Purchase Agreement, and (B) this Intercreditor Agreement, such inconsistency or conflict will be governed by the terms of this Intercreditor Agreement. This Intercreditor Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties with respect to the same.

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IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement under seal as of the date first above written.

KHOSLA VENTURES III, LP
By: Khosla Ventures Associates III, LLC, a Delaware limited liability company and general partner of Khosla Ventures III, LP,

As 2013 Agent

By:	/s/ Vinod Khosla
Name:	Vinod Khosla
Title:	Member

KFT TRUST, VINOD KHOSLA TRUSTEE

As 2014 Agent

By:	/s/ Vinod Khosla
Name:	Vinod Khosla
Title:	Trustee

KIOR, INC., a Delaware corporation

By:	/s/ Fred H. Cannon
Name:	Fred H. Cannon
Title:	Chief Executive Officer

KIOR COLUMBUS, LLC, a Delaware limited liability company

By:	/s/ Fred H. Cannon
Name:	Fred H. Cannon
Title:	Chief Executive Officer